Exhibit 99.1

Annual Meeting of Limited Partners Houston, TX June 7, 2016

FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” that we believe to be reasonable as of the date of this presentation. These statements, which include any statement that does not relate strictly to historical facts, use terms such as “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “position,” “potential,” “predict,” “project,” or “strategy” or the negative connotation or other variations of such terms or other similar terminology. In particular, statements, express or implied, regarding future results of operations or ability to generate sales, income or cash flow, to make acquisitions, or to make distributions to unitholders are forward-looking statements. These forward-looking statements are based on management’s current plans, expectations, estimates, assumptions and beliefs concerning future events impacting Buckeye Partners, L.P. (the “Partnership” or “BPL”) and therefore involve a number of risks and uncertainties, many of which are beyond management’s control. Although the Partnership believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. The factors listed in the “Risk Factors” sections of, as well as any other cautionary language in, the Partnership’s public filings with the Securities and Exchange Commission, provide examples of risks, uncertainties and events that may cause the Partnership’s actual results to differ materially from the expectations it describes in its forward-looking statements. Each forward-looking statement speaks only as of the date of this presentation, and the Partnership undertakes no obligation to update or revise any forward-looking statement. 2

SAFETY COMMITMENT Safety is at the forefront of our culture with leadership’s commitment to a “safety first” philosophy 3 Linden hub BORCO jetties Implemented a company-wide safety training initiative E.g., Included normalization of deviance discussions as well as live drills Our teams received awards for safety and regulatory compliance E.g., Buckeye’s New Jersey terminals were recognized by the U.S. Department of Energy for exceptional ratings in all key compliance areas Continue to expand our safety emphasis and focus on ongoing process improvement “Think Safe, Work Safe, Leave Safe”

PEOPLE COMMITMENT 4 We believe we have a deeper talent base today than ever before at Buckeye, and the drive and commitment of our dedicated team members has enabled us to continue to produce outstanding operational and financial results and drive total unitholder returns Clark C. Smith Chairman, President and Chief Executive Officer Wayne Pipeline and Terminal Team South Texas Team

ORGANIZATIONAL OVERVIEW AND HIGHLIGHTS



Buckeye owns and operates a diversified network of integrated assets providing midstream logistic solutions generating stable and consistent cash flows

THREE BUSINESS OPERATING UNITS

Domestic Pipelines & Terminals

One of the largest independent liquid petroleum products pipeline operators in the United States with pipelines located primarily in the Northeast and Midwest and liquid petroleum products terminals located throughout the United States

Global Marine Terminals

One of the largest integrated networks of marine terminals located primarily in the East Coast and Gulf Coast regions of the United States, and in the Caribbean

Merchant Services

Markets liquid petroleum products in areas served by Domestic Pipelines & Terminals and Global Marine Terminals

2015 HIGHLIGHTS



Alerian MLP Award [1]

- Ability to capitalize on strong demand in the market to increase utilization of our storage assets
- Growth capital projects drive growth to expand our geographic footprint
  - Significant investment in South Texas to complete phase one of the planned expansion
- FERC approved settlement with certain airlines regarding pipeline rates
- Our diversified platform continues to deliver stronger performance than our MLP peers

BPL LTM Unit Performance Relative to Alerian[2]


20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
BPL: -9.7%
AMZ: -36.8%

BUCKEYE PARTNERS, L.P.

(1) Buckeye received the 2016 Alerian MLP Award, or Ammy, for the Highest Total Return for 2015 among its Large Cap MLP peers included in the Alerian MLP Index.
(2) Last twelve months relative performance from April 1, 2015 through March 31, 2016.

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RECENT DEVELOPMENTS 6 Domestic Pipelines & Terminals Continued strong performance across the asset platform despite continued volatility in commodity markets Throughput volumes declined as a result of a milder winter, decreased distillate demand and market supply shifts Organic growth projects and expanded service offerings continue to drive incremental contributions Global Marine Terminals Improved utilization and higher rates; boasting 99% utilization of available storage capacity Successful completion of recontracting of anchor tenants across the platform Incremental 6 million barrels of new and refurbished storage capacity placed into service since Q1 2015 Merchant Services Continued benefit from disciplined business strategy to improve inventory management and optimize assets Demonstrated continued success of diversification strategy and quality of Buckeye commercial, technical, and operating teams Buckeye reported LTM coverage of 1.04x Last twelve months through March 31, 2016. See Non-GAAP Reconciliations at end of presentation. As of June 3, 2016. LTM Adjusted EBITDA(1) - $899.8 million Market and Financial Highlights Market Data (2) Unit Price $72.63 Market Capitalization $9.5 billion Yield 6.6% Financial Data (1) Adjusted EBITDA $899.8 million Distribution per Unit (Annualized) $4.80 Distribution Coverage Ratio 1.04x Debt to Adjusted EBITDA Ratio 4.28x

Expected 2016 growth capital $300-350 million Available liquidity on revolver(1) $1,021 million Debt to adjusted EBITDA ratio(2) 4.28x No debt maturities in 2016 LOOKING FORWARD 7 Strong balance sheet with sufficient liquidity to fund capital needs without accessing capital markets Buckeye has limited commodity exposure Domestic system is primarily demand-pull; limiting impact of supply disruptions Consistent and predictable fee-based cash flows across consolidated asset platform Strong demand for storage assets across our system Limited counterparty non-performance risk $ In Millions Expect to maintain quarterly distribution growth of $0.0125 per quarter for 2016 Buckeye Texas Partners storage tanks (3) For March 31, 2016. Last twelve months through March 31, 2016. See Non-GAAP Reconciliations at end of presentation. Reflects March 31, 2016 balance on revolving credit facility, which matures in 2020. Expect to maintain consistent quarterly distribution growth while also improving coverage and reducing leverage - $125M $700M $275M $479M - 100 200 300 400 500 600 700 800 2016 2017 2018 2019 2020 Debt Maturities Over Next 5 Years

GEOGRAPHIC DIVERSIFICATION SYSTEM MAP 8 Geographically Diversified Four Buckeye Hubs Chicago Complex Gulf Coast Caribbean NY Harbor

(2) TRANSFORMATION SINCE 2010 9 Global Marine Terminals Segment Provides Significant Diversification in Adjusted EBITDA(1) Invested over $7 Billion in Acquisitions and Internal Growth Last twelve months through March 31, 2016. See Non-GAAP Reconciliations at end of presentation. Illustrates mid-point of projected capital spend. Acquisitions Drove Significant Geographic Diversification Acquired over 80 million bbls of storage capacity Acquired over 65 domestic and international terminals, including over 25 marine locations, which provide additional optionality Created four hubs through acquisitions and commercial efforts

0% 3% Refined(1) Crude Oil/Condensate Other(2) Diversified portfolio generates stable, fee-based cash flows; ~95% of our March 31 YTD Adjusted EBITDA was fee-based DIVERSIFICATION DRIVES STABILITY 10 Buckeye Texas Partners Incremental contribution from the build-out of our Buckeye Texas Partners facility, including splitter and LPG refrigerated storage Other diversification opportunities Exploring opportunities to utilize our footprint to provide producers with logistics solutions for condensates and NGLs Expanding butane blending capabilities Potential marine terminal project in the Gulf Coast to offer crude oil storage Potential opportunities for crude oil expansion at existing Caribbean terminals 2010 2016(3) (1) Refined products primarily include gasoline, jet fuel, diesel and heating oil. (2) Other products primarily include fuel oil, butane, propylene, diluent and asphalt. PRODUCT DIVERSIFICATION FUTURE DIVERSIFICATION GROWTH OF TERMINALS REVENUE 2010 2016(3) 2016(3) AS % OF TOTAL P&T/GMT(4) AS % OF DOMESTIC P&T (3) Through March 31, 2016 YTD. (4) Includes domestic and international pipelines and terminals businesses. 97% 3% 35% 65% Pipelines Terminals 70% 30% 53% 47% 30% 70% 60% 25% 16%

GREEN INITIATIVES Electric power efficiency initiatives Use of drag reduction agents reduces electricity use Solar energy farms return power back to the grid Identification of ways to increase operating efficiency and reduce power consumption Bronx battery storage pilot program Buckeye Texas Hub utilization of variable frequency drives Emissions reductions Converting existing boiler systems at applicable terminals (Bronx, Bayonne, Baltimore, Albany) from fuel to natural gas Fleet management efforts Reducing gasoline consumption through efficient engines thereby reducing carbon dioxide emissions Renewable fuels blending Ethanol and bio-diesel blending capabilities available at certain facilities Recycling and waste minimization 11 We focus on reducing resource usage while increasing operating efficiencies

FINANCIAL PERFORMANCE 12 Adjusted EBITDA (in millions)(1)(2) Cash Distributions per Unit – Declared(2) Cash Distribution Coverage Ratio(1)(2)(3) 2013 and 2014 amounts represent Adjusted EBITDA from continuing operations and exclude the Natural Gas Storage business, which was classified as Discontinued Operations during the fourth quarter of 2013 and divested in the fourth quarter of 2014. 2011 and 2012 Adjusted EBITDA amounts include the Natural Gas Storage business, which was previously reported as part of our continuing operations. Last twelve months through March 31, 2016. See Non-GAAP Reconciliations at end of presentation. Distributable cash flow divided by cash distributions declared for the respective periods. Debt to Adjusted EBITDA Ratio(2)

INVESTMENT SUMMARY 13 Buckeye Texas Partners condensate splitters Buckeye Bahamas Hub tank farm Diverse portfolio of assets built through acquisitions and internal investment that deliver stable financial results despite volatile and depressed commodity price environment Predominantly fee-based cash flows from our transportation, terminal throughput and storage activities Significant geographic and product diversity, including access to international logistics opportunities, broader product service capabilities and significant near-term growth projects Uninterrupted distributions to our unitholders each quarter for the past 30 years Expect to maintain consistent quarterly distribution growth while also improving coverage and leverage More commercially focused, increased employee empowerment & team work, more accountability and increased incentive pay for success Our Total Unitholder Return outperformed our peers in 2015

NON-GAAP RECONCILIATIONS

In millions, except ratios



	2012	2013	2014	2015	LTM[3]
Adjusted EBITDA from continuing operations[1][2]:					
Domestic Pipelines & Terminals	$422.7	$486.5	$532.1	$522.2	$520.6
Global Marine Terminals	128.6	149.7	239.6	323.9	356.1
Merchant Services	1.1	12.6	(8.1)	22.0	23.1
Natural Gas Storage	7.1	-	-	-	-
Adjusted EBITDA from continuing operations	$559.5	$648.8	$763.6	$868.1	$899.8
Reconciliation of Income from continuing operations to Adjusted EBITDA and Distributable Cash Flow[1]:					
Income from continuing operations	$230.5	$351.6	$334.5	$438.4	$461.3
Less: Net income attributable to non-controlling interests	(4.1)	(4.2)	(1.9)	(0.3)	(4.6)
Income from continuing operations attributable to Buckeye Partners, L.P.	226.4	347.4	332.6	438.1	456.7
Add: Interest and debt expense	115.0	130.9	171.2	171.3	177.4
Income tax expense (benefit)	(0.7)	1.1	0.5	0.9	1.3
Depreciation and amortization	146.4	147.6	196.4	221.3	228.9
Deferred lease expense[1]	3.9	-	-	-	-
Non-cash unit-based compensation expense	19.5	21.0	21.0	29.3	30.5
Asset impairment expense	60.0	-	-	-	-
Acquisition and transition expense	-	11.8	13.0	3.1	0.9
Litigation contingency reserve	-	-	40.0	15.2	15.2
Less: Amortization of unfavorable storage contracts	(11.0)	(11.0)	(11.1)	(11.1)	(11.1)
Adjusted EBITDA from continuing operations	$559.5	$648.8	$763.6	$868.1	$899.8
Less: Interest and debt expense, excluding amortization of deferred financing costs, debt discounts and other	(111.5)	(122.4)	(156.7)	(154.5)	(160.5)
Income tax expense, excluding non-cash taxes	(1.1)	(0.7)	(0.7)	(1.6)	(1.9)
Maintenance capital expenditures	(54.4)	(71.5)	(79.4)	(99.6)	(101.8)
Distributable cash flow from continuing operations	$392.5	$454.2	$526.8	$612.4	$635.6
Distributions for coverage ratio[4]	$376.2	$456.5	$549.5	$603.2	$613.5
Coverage Ratio	**1.04x**	**0.99x**	**0.96x**	**1.02x**	**1.04x**
Reconciliation of Debt to Adjusted EBITDA Ratio:					
Line of credit	$206.2	$226.0	$166.0	$111.5	$149.6
Long-term debt	2,727.1	3,075.2	3,368.6	3,732.8	3,701.7
Total debt	$2,933.3	$3,301.2	$3,534.6	$3,844.3	$3,851.3
Adjusted EBITDA from continuing operations	$559.5	$648.8	$763.6	$868.1	$899.8
Debt to Adjusted EBITDA Ratio	**5.24x**	**5.09x**	**4.63x**	**4.43x**	**4.28x**

(1) 2013 and 2014 amounts exclude the Natural Gas Storage business, which was classified as Discontinued Operations during the fourth quarter of 2013 and divested in the fourth quarter of 2014. 2012 Adjusted EBITDA amount include the Natural Gas Storage business, which was previously reported as part of our continuing operations.

(2) Adjusted Segment EBITDA reflects adjustments to prior period information to conform to the current business segments as a result of changes to our operating structure in December 2013 and December 2015.

(3) Last twelve months through March 31, 2016.

(4) Represents actual cash distributions for limited partner units outstanding as of each respective period. Last twelve months amount reflects actual cash distributions paid for Q2 through Q4 2015 and estimated cash distributions for Q1 2016.

BUCKEYE PARTNERS, L.P.

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NON-GAAP FINANCIAL MEASURES 15 Adjusted EBITDA and distributable cash flow are measures not defined by GAAP. Adjusted EBITDA is the primary measure used by our senior management, including our Chief Executive Officer, to (i) evaluate our consolidated operating performance and the operating performance of our business segments, (ii) allocate resources and capital to business segments, (iii) evaluate the viability of proposed projects, and (iv) determine overall rates of return on alternative investment opportunities. Distributable cash flow is another measure used by our senior management to provide a clearer picture of Buckeye’s cash available for distribution to its unitholders. Adjusted EBITDA and distributable cash flow eliminate (i) non-cash expenses, including, but not limited to, depreciation and amortization expense resulting from the significant capital investments we make in our businesses and from intangible assets recognized in business combinations, (ii) charges for obligations expected to be settled with the issuance of equity instruments, and (iii) items that are not indicative of our core operating performance results and business outlook. Buckeye believes that investors benefit from having access to the same financial measures used by senior management and that these measures are useful to investors because they aid in comparing Buckeye’s operating performance with that of other companies with similar operations. The Adjusted EBITDA and distributable cash flow data presented by Buckeye may not be comparable to similarly titled measures at other companies because these items may be defined differently by other companies. Please see the attached reconciliations of each of Adjusted EBITDA and distributable cash flow to income from continuing operations.